SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2004
Date of Report (Date of earliest event reported)

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

13114 Evening Creek Drive South San Diego, California 92128
(Address of principal executive offices)

(858) 679-1504
(Registrant’s telephone number, including area code)

ITEM 9.    Regulation FD Disclosure.

   The exhibit attached to this Form 8-K is hereby furnished pursuant to Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

e.DIGITAL CORPORATION

Date: July 1, 2004	By:	/s/ Renee Warden

Renee Warden, Chief Accounting Officer, Secretary and Treasurer (Principal Financial and Accounting Officer and duly authorized to sign on behalf of the Registrant)

EXHIBIT INDEX

Exhibit No.   Description

99.1                         Press release dated July 1, 2004, regarding realignment of management responsibilities, business update and revenue guidance

2